Exhibit 10.22
TRANSUNION
AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN
GRANT NOTICE
RESTRICTED STOCK UNITS
TransUnion (the “Company”), pursuant to the TransUnion Amended and Restated 2015 Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant identified below an award of Restricted Stock Units that are contingent upon the Participant’s continued employment (the “Restricted Stock Units”) in such numbers as set forth below. Any reference hereunder to an “Award” shall mean, collectively or individually, Restricted Stock Units. Awards are subject to all of the terms and conditions as set forth herein, in the Award Agreement (attached hereto), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Participant:	#ParticipantName#
Date of Grant: Number of Restricted Stock Units:	#GrantDate# #QuantityGranted#
Dividend Equivalents:	The holder of an outstanding Award shall be entitled to be paid dividend equivalent payments (in respect of the payment by the Company of dividends on shares of Common Stock) either in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends. Such dividend equivalents shall be subject to the vesting of the applicable Award to which the dividend equivalent relates and shall be payable at the same time as such applicable Award is settled. If such Award is forfeited without vesting, the Participant shall have no right to such dividend equivalent payments.
Vesting Schedule:	Except as otherwise provided below, 33% of the Restricted Stock Units will become vested if and only if the Participant remains continuously employed by the Company Group through August 25, 2023; 33% of the Restricted Stock Units will become vested if and only if the Participant remains continuously employed by the Company Group through August 25, 2024; and 34% of the Restricted Stock Units will become vested if and only if the Participant remains continuously employed by the Company Group through August 25, 2024.

1.Vesting of Restricted Stock Units. Except as provided otherwise in Sections 2 and 3 below, Restricted Stock Units will become vested if and only if the Participant remains continuously employed by the Company Group during the vesting schedule specified above.
2.Termination of Employment. If the Participant’s employment with the Company Group terminates for any reason while any Award remains outstanding and eligible to vest, the Participant shall forfeit all unvested Awards (and, as a result, shall forfeit all shares of

Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid pursuant to such Award); provided, however, that
(a)if termination results from Participant’s Disability or death, then the Restricted Stock Units granted hereunder will vest immediately in full on the date of such termination (and, as a result, Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Restricted Stock Units); and
(b)if termination results from the Participant’s Retirement and the Participant timely executes a general release and waiver of claims in a form and manner determined by the Company in its sole discretion, then with respect to any Award that was granted in a calendar year prior to the calendar year of Retirement, a prorated portion of the Restricted Stock Units, based on the number of full and partial months worked during the vesting period beginning on the date of grant and ending on the final vesting date (the “Proration Factor”), will vest immediately (and, as a result, Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Restricted Stock Units). The number of prorated Restricted Stock Units that vest in connection with a Retirement shall be calculated by (i) multiplying the number of Restricted Stock Units granted by the Proration Factor and then (ii) subtracting any previously vested Restricted Stock Units.
3.Change in Control. If a Change in Control occurs, the following provisions shall apply with respect to the vesting of the Awards:
(a)To the extent the successor entity in the Change in Control does not assume the Awards or substitute the Awards with an equivalent award on terms that are no less favorable to the Participant as compared to the Award, the Restricted Stock Units granted hereunder will vest immediately in full upon the effective date of the Change in Control (and, as a result, Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Restricted Stock Units); and
(b)To the extent the successor entity in the Change in Control assumes the Awards or substitutes the Awards with an equivalent award on terms that are no less favorable to the Participant as compared to the Award, a “Qualifying Termination” (as such term is used in Section 12(c) of the Plan) shall mean a Triggering Event occurring prior to the second anniversary of the effective date of such Change in Control, and the Restricted Stock Units granted hereunder will vest immediately in full upon a Triggering Event (and, as a result, Participant shall be entitled to all shares of Common Stock, or cash, and any related dividend equivalents that may otherwise have been delivered or paid in connection with such Restricted Stock Units).
4.Definitions. For the purposes of this Grant Notice:
(a)“Constructive Termination” means the occurrence of any one or more of the following events without the Participant's written consent: (i) with respect to any Participant holding the title of Director or above, any reduction in position, overall responsibilities, level of authority, title or level of reporting; (ii) a reduction in the Participant’s base compensation and annual incentive compensation opportunity, measured in the aggregate, which is not the result of a uniformly applied adjustment across all similarly situated personnel within the Company; or (iii) a requirement that the Participant's location of employment be relocated by more than fifty (50) miles from the Participant’s then-current location, provided, that any such event shall constitute a Constructive Termination only if the Participant gives written notice to the Committee within ten (10) days of the later of its occurrence or Executive’s knowledge thereof, the circumstances giving rise to the Constructive Termination are not cured within thirty (30) business days of such notice, and the Participant resigns from employment within sixty (60) days following such failure to cure. In the event that the Participant is a party to an employment, severance, retention or other similar agreement with the Company (or a successor entity) that defines a termination on account of “Constructive Termination,” “Good Reason” or “Breach of Agreement” (or a term having similar meaning), such definition shall apply as the definition of “Constructive Termination” for purposes hereof in lieu of the foregoing.
(b)“Retirement” means termination of employment with the Company Group (for any reason other than Disability, death or Cause) at a time when (i) the Participant has attained the age of 55, (ii) the sum of the Participant’s age plus completed years of service with the Company Group is at least 65, (iii) the Participant has completed at least five (5) years of service with the Company Group, and (iv) the Participant does not have an offer for and has not accepted employment with any other for profit business on financial terms and conditions substantially similar to those provided by the Company prior to the Vesting Date; provided, however, that unless the Committee agrees otherwise, no termination of employment shall be a Retirement unless the Participant has provided at least sixty (60) days’ advance written notice of the Participant’s intent to retire.
(c) “Triggering Event” means (i) the Participant’s employment with the Company Group is terminated by the Company Group for any reason other than on account of death, Disability or Cause or (ii) the occurrence of a Constructive Termination.

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THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE WITH RESPECT TO RESTRICTED STOCK UNITS, THE AWARD AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF AWARDS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS GRANT NOTICE, THE AWARD AGREEMENT AND THE PLAN.

To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.

TRANSUNION	PARTICIPANT
By: Susan Muigai Title: Executive Vice President, Chief Human Resources Officer #Signature# #AcceptanceDate#

TRANSUNION
AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE PLAN
AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS
Pursuant to the Grant Notice with respect to Restricted Stock Units or Performance Share Units (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Award Agreement (including any addenda or exhibits) (this “Award Agreement”) and the TransUnion Amended and Restated 2015 Omnibus Incentive Plan (the “Plan”), TransUnion (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1.Grant of Restricted Stock Units or Performance Share Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Restricted Stock Units (“Restricted Stock Units”) or Performance Share Units (“Performance Share Units”) provided in the Grant Notice (with each Restricted Stock Unit and each Performance Share Unit representing an unfunded, unsecured right to receive one share of Common Stock upon vesting). Any reference hereunder to an “Award” shall mean, collectively or individually, Restricted Stock Units or Performance Share Units, as applicable. The Company may make one or more additional grants of Awards to the Participant under this Award Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Award Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Awards hereunder and makes no implied promise to grant additional Awards.
2.Vesting. Subject to the conditions contained herein and in the Plan, the Awards shall vest and the restrictions on such Awards shall lapse as provided in the Grant Notice.
3.Settlement of Awards. The provisions of Section 9(d) of the Plan are incorporated herein by reference and made a part hereof.
4.Treatment of Awards Upon Termination. Except as provided in the Grant Notice, the provisions of Section 9(c)(ii) of the Plan are incorporated herein by reference and made a part hereof.
5.Noncompetition. Participant acknowledges and agrees with the Company that Participant’s services to the Company are unique in nature and that the Company would be irreparably damaged if Participant were to provide similar services to any person or entity competing with the Company. Participant accordingly covenants and agrees with the Company that during the period commencing with the date of this Award Agreement and ending, on (i) if termination of the Participant’s employment results from the Participant’s Retirement, the later of (A) the conclusion of any Performance Period (as set forth in the Grant Notice) and (B) the first anniversary of Participant’s Termination, or (ii) otherwise, the first anniversary of Participant’s Termination (the “Noncompetition Period”), Participant shall not, directly or indirectly, either for himself or for any other individual, corporation, partnership, joint venture or other entity, participate in any Competitive Business (including, without limitation, any division, group or franchise of a larger organization). For purposes of this Award Agreement, the term “participate in” (with the term “participating in” having a correlative meaning with the foregoing) shall include, without limitation, having any direct or indirect interest in any corporation, partnership, joint venture or other entity, whether as a sole proprietor, owner, stockholder, partner, joint venturer, creditor or otherwise, or rendering any direct or indirect service or assistance to any individual, corporation, partnership, joint venture or other business entity (whether as a director, officer, manager, supervisor, employee, agent, consultant or otherwise). The foregoing restrictions on the Participant are not applicable (i) if the Participant’s employment with the Company Group is terminated by the Company without Cause, and (ii) to any passive investment made by the Participant in any public entity that is or includes a Competitive Business, provided such investment is not greater than 3% of market value of such public entity.
6.Nonsolicitation. Participant further covenants and agrees that during the Noncompetition Period, Participant shall not, directly or indirectly (i) induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any such employee, (ii) hire directly or through another entity any person who is then an employee of the Company or was an employee of the Company within six months preceding the date of such attempted hiring, (iii) induce or attempt to induce any customer or client of the Company to (A) cease doing business with the Company or (B) acquire any Competitive Service from any person or entity other than the Company or its Affiliates or (iv) in any way interfere with the relationship between any such customer or client and the Company.
7.Geographic Scope. The provisions of Section 5 and Section 6 shall apply, while Participant is employed, to countries in which the Company conducts business during the period from the date of this Award Agreement to the date of Termination and, with respect to portions of the Noncompetition Period following the date of Termination, to the countries in which (i) the Company conducted business at Termination or (ii) at the time of Participant’s Termination, the Company had approved plans to conduct business within the following 12 months.
8.Nondisparagement. Participant shall not, directly or indirectly, disparage the Company and/or communicate, either in writing or orally, any statement that bears negatively on the Company’s reputation, services, products, principals, customers, policies, adherence to the law (unless otherwise required by law), shareholders, officers, directors, officials, executives, employees, agents, representatives, business or other legitimate interests of the Company.
9.Acknowledgments. Participant acknowledges that the restrictions contained in this Award Agreement do not preclude Participant from earning a livelihood, nor do they unreasonably impose limitations on Participant’s ability to earn a living. Participant agrees and acknowledges that the potential harm to the Company resulting from the non-enforcement of Section 5, Section 6, or Section 8 outweighs any potential harm to Participant of the enforcement of such provisions by injunction or otherwise. Participant acknowledges that Participant has carefully read this Award Agreement and has given careful consideration to the restraints imposed upon Participant by this Award Agreement and is in full agreement regarding their necessity for the reasonable and proper protection of the business goodwill and competitive positions of the Company now existing or to be developed in the future and that each and every restraint imposed by this Award Agreement is reasonable with respect to subject matter, time period and geographical area. The Company agrees that it will provide notice of any purported violations of this Award Agreement by Participant, as well as an opportunity during the 30 days thereafter to cure the purported violations; provided that the violations are not willful violations and can reasonably be cured within 30 days. Notwithstanding the foregoing or anything else to the contrary contained herein, in the event that the Participant is a party to an employment, retention, severance or other similar agreement with the Company (or a successor entity) that contains provisions that conflict with Section 5, Section 6, Section 8, or the applicable definitions, the corresponding provisions of such employment, retention, severance or other similar agreement shall apply and control.
10.Certain Definitions. For purposes of this Award Agreement, the following definitions will apply:
(a)“Company” as used in this Award Agreement with reference to employment shall include the Company and its subsidiaries.
(b)“Competitive Business” means any business or person that has operations that generates a significant portion of its annual revenues from any line of business, product or service that competes with, or is meant to compete with, any Company Group line of business, product or service offered by the Company Group as of the date of termination or planned to be offered by the Company Group within the 12 months following termination, including, but not limited to, the following: LiveRamp Holdings, Inc.; The Dun & Bradstreet Corporation; Equifax, Inc.; Experian Group Limited; Fair Isaac Corporation; Reed Elsevier/LexisNexis; Verisk Analytics, Inc.; and Thomson Reuters Corporation.
(c)“Competitive Service” means any product or service that competes with, or is meant to compete with, any product or service provided by the Company as (i) offered by the Company as of Participant’s Termination, or (ii) at the time of Participant’s Termination, planned to be offered by the Company within the next 12 months.
(d)“Participant,” when used under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Awards may be transferred in accordance with the Plan, shall be deemed to include such person or persons.
11.Non-Transferability. The Awards are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Awards, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Awards shall terminate and become of no further effect.
12.Rights as Stockholder; Additional Agreements. The Participant or a permitted transferee of the Awards shall have no rights as a stockholder with respect to any share of Common Stock underlying an Award unless and until the Participant shall have become the holder of record or the beneficial owner of such Common Stock and, subject to Section 12 of the Plan, no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, the Awards, or settlement of the Awards, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
13.Tax Withholding. The provisions of Section 14(d) of the Plan are incorporated herein by reference and made a part hereof; provided, that the Committee may allow a withholding of shares in excess of the minimum required statutory liability if the Committee determines that such excess withholding would not result in adverse accounting consequences.
14.Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (1) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time, and (2) applicable law, including, but not limited to, the applicable rules and regulations of the Securities and Exchange Commission and the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In addition, if the Participant receives any amount in excess of the amount that the Participant should have otherwise received under the terms of the Awards for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Committee may provide that the Participant shall be required to repay any such excess amount to the Company.
15.Detrimental Activity. Notwithstanding anything to the contrary contained in the Plan, the Grant Notice or this Award Agreement, if the Participant has engaged or engages in any Detrimental Activity, the Committee may, in its sole discretion, (1) cancel any or all of the Awards, and (2) require the Participant to forfeit any amount or gain realized due to the vesting of such Awards, and to repay any such amount or gain promptly to the Company.
16.Protected Rights. Participant understands that nothing contained in this Award Agreement limits Participant’s ability to report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”). Participant further understands that this Award Agreement does not limit Participant’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Nothing in this Award Agreement shall limit Participant’s ability under applicable United States federal law to (i) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (ii) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.
17.Notice. Every notice or other communication relating to this Award Agreement between the Company and the Participant shall be in writing, and shall be mailed, transmitted or delivered to the party for whom it is intended at such physical or electronic (e-mail) address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed, transmitted or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed or transmitted to the Participant at the Participant’s last known address or e-mail address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
18.No Right to Continued Service. This Award Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Company.
19.Binding Effect. This Award Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto, and each member of the Company Group, and each of their respective Affiliates, shall have the right to enforce Section 5, Section 6, and Section 8 hereof.
20.Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Award Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification may be consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
21.Severability. Participant understands and agrees that the provisions of this Agreement are severable so that in the event that any part or potion of any of the Agreement, or the Sections contained herein, shall be held to be void, unenforceable or contrary to public policy, the remaining portion of the Agreement or Section shall remain in full force and effect.
22.Governing Law. This Award Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Award Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Award Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.
23.Plan. The terms and provisions of the Plan are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Award Agreement, the Plan shall govern and control.
24.Section 409A. It is intended that the Awards granted hereunder shall be exempt from Section 409A of the Code pursuant to the “short-term deferral” rule applicable to such section, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder. The certification by the Compensation Committee and payment with respect to the Awards will occur between January 1 and March 15 of the calendar year following the end of the Performance Period. The Company does not guarantee any particular tax effect with respect to the Awards.
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AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN BRAZIL

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Brazil, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Notice of Private Offering. It is intended that the grant of Restricted Stock Units or Performance Share Units by the Company to the Participant under the Award Agreement shall not constitute a “public offering” in Brazil, as defined in CVM Ruling No. 400 of the Brazilian Securities Exchange Commission (CVM), dated December 29, 2003 and, therefore, prior registration with the relevant securities authorities in Brazil is not required.

Labor Law Policy and Acknowledgement. By accepting this Award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that (i) the benefits provided under the Grant Notice, Award Agreement and the Plan are the result of commercial transactions unrelated to the Participant’s employment; (ii) the Grant Notice, Award Agreement and the Plan are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment.

Compliance with Applicable Law. By accepting the Award of Restricted Stock Units or Performance Share Units, the Participant agrees to comply with applicable Brazilian tax laws and to pay any and all applicable taxes associated with the vesting of the Restricted Stock Units or Performance Share Units, the receipt of dividends and/or the sale of shares of Common Stock acquired upon vesting and settlement of the Restricted Stock Units or Performance Share Units.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN CANADA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Canada, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Terms and Conditions

1.Restricted Stock Units and Performance Share Units Settled in Cash or Shares Acquired in the Open Market Only. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Award Agreement, I understand that any Restricted Stock Units or Performance Share Units granted to me shall be paid in cash or by delivery of previously issued shares of the Company acquired in the open market.

2.Settlement Date. Notwithstanding anything to the contrary in the Plan, the Grant Notice or the Award Agreement, any Restricted Stock Units or Performance Share Units will be settled no later than December 31 of the calendar year in which the vesting occurs.
The following provision will apply to residents of Quebec only:

3.Language Consent. The parties acknowledge that it is their express wish that this agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention.

Notifications

Additional Restrictions on Resale. In addition to the restrictions on resale and transfer noted in the Plan and the Award Agreement, securities granted or purchased under the Plan may be subject to certain restrictions on resale imposed by Canadian provincial securities laws. You are encouraged to seek legal advice prior to any resale of such securities. In general, Participants resident in Canada may resell their securities in transactions carried out on exchanges outside of Canada.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN COLOMBIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Colombia, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that pursuant to Article 128 of the Colombia Labor Code, equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits do not constitute a component of “salary” for any purposes.

Exchange Control Information. Investments in assets located outside of Colombia (including Common Stock received following the vesting of Restricted Stock Units and Performance Share Units) are subject to registration by the Participant with the Central Bank of Colombia (Banco de la República) if the aggregate value of such investments is US$500,000 or more as of December 31 of the applicable calendar year. Further, upon the sale of any Common Stock that a Participant has registered with the Central Bank, the Participant must cancel the registration by March 31 of the following year. The Participant may be subject to fines for failure to cancel such registration with the Central Bank.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN HONG KONG

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Hong Kong, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

The Award Agreement, including this Addendum, the Grant Notice, the Plan and other incidental communication materials, have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Restricted Stock Units and Performance Share Units are intended only for the personal use of each eligible employee of the Company or any Subsidiary and may not be distributed to any other person.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN INDIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in India, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary and are not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)The Participant understands that the Company and any Subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN IRELAND

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Ireland, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Ireland. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Income Tax, Pay Related Social Insurance and Universal Social Charge: Where the Participant is tax resident in Ireland on the vesting date and/or is a director of any Irish member of the Company Group, the Participant hereby agrees to indemnify the Company and any Affiliate in respect of any Irish income tax, employee Pay Related Social Insurance (PRSI) (but, for the avoidance of doubt, not employer PRSI), Universal Social Charge and any other relevant statutory deductions, withholdings or payments that the Company and/or any Affiliate is required to make or pay on as a matter of Irish law in relation to any Award under the Plan and agrees (without limitation) that Section 14(d) of the Plan shall apply in respect of the collection of such taxes and the satisfaction of the obligations of the Company or any Affiliate in respect of the same.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment.

Enforceable Restrictions. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that it is intended that the restrictions contained in Section 5 and 6 of the Award Agreement are fully enforceable. Having regard to this intention, if a Court of competent jurisdiction determines that these restrictions are not enforceable (in whole or in part), the Participant acknowledges and agrees that each outstanding and unvested Award of Restricted Stock Units and Performance Share Units granted to such Participant shall immediately terminate and be forfeited without any consideration.

Data Protection. By entering into this Agreement, the Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the participant’s personal data as described in this agreement and any other award grant materials by and among, as applicable, the Company and any Affiliate for the exclusive purpose of implementing, administering and managing the participant’s participation in the plan.
By entering into this Agreement, the Participant acknowledges that his or her personal data will be processed and disclosed as follows: by the Company, or any Affiliate employing the Participant as they are required to collect, process and utilise the personal information or other relevant information pertaining to the Participant for purposes directly relevant to the Award granted to the Participant, and to disclose or transfer such information to other Affiliates and, if necessary, a third party (including any broker, registrar or administrator) for the purpose of administering the Plan; by the Company or any Affiliate employing the Participant and any such third party so that they may utilise such information for the purpose of administering the Plan, provided that such information shall be kept confidential and shall not be used by any of them for any purposes not related to the administration of the Plan; by the Company or any Affiliate employing the Participant and any such third party (any of which may be located in the EU or outside of the EU) so that they may transfer the personal information or other relevant information pertaining to the Participant in the EU or outside of the EU for the purpose of administering the Plan (in which case the transfer shall be governed by “model contract clauses” or equivalent measures required under EU data protection laws); and by and to any future purchaser of the Company or any Affiliate employing the Participant, or any future purchaser of their respective undertakings or any parts thereof, for the purpose of administering the Plan and/or confirming the Participant’s entitlement to an Award and/or any Common Stock where such entitlement is relevant to Award.

By entering into this Agreement, the Participant acknowledges that the purposes described in this Agreement are necessary for the performance of the Plan or are otherwise necessary for the legitimate interests of the Company or any Affiliate employing the Participant in connection with the administration of the Plan. Should the Participant exercise any data subject rights in relation to his or her personal data, such as the right of objection or erasure, the Participant acknowledges that it may no longer be possible to administer the Plan in respect of the Participant. In that case the Awards may lapse and shall not be capable of vesting and the Participant shall be deemed to have waived (without any right to compensation) any right to Common Stock which are being held on his behalf.
The Participant shall be provided with the information regarding the following by the Company, the Board or any Affiliate employing the Participant to the extent that they are acting as controllers of the Participant’s personal data (save where the Participant already has the information): the purpose of the collection and use of the personal information or other relevant information pertaining to the Participant; the information to be collected and used; the period and method of retention and use of the personal information or other relevant information pertaining to the Participant; details of any third parties to whom their information is disclosed or transferred including the purpose of such disclosure or transfer and, where applicable, the safeguards applied to any transfers of data outside of the EU; the rights of the Participant in respect of access to, rectification and deletion of their information and any related disadvantages; where applicable, the contact details of the Data Protection Officer of the relevant controller; and the right to complain to the relevant data protection supervisory authority.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN LITHUANIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in Lithuania, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in Lithuania. You are advised to exercise caution in relation to the offer.

Notice of Private Offering: This Agreement, including this Addendum, the Grant Notice, the Plan and other incidental communication materials do not constitute an offer or constitute any part of an offer to the public under the Law on Securities of the Republic of Lithuania (the “Law on Securities”) or otherwise. Accordingly, such documents and communications do not, and are not intended to, constitute a prospectus under the Law on Securities and have not been registered with the Bank of Lithuania. The Participant acknowledges that the Participant has been advised to exercise caution in relation to the offer and, if in doubt about any of the contents of this document, that the Participant should obtain independent professional advice.

Data privacy: By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously acknowledges to the collection, use, processing and transfer, in electronic or other form, of his or her personal data as described in the Agreement by and among, as applicable, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan on the basis of necessity to perform the Agreement.

(2)The Participant understands that the Company and any Subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, e-mail address, date of birth, social security number or equivalent, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor and any other personal information which could identify the Participant and is necessary for the administration of the Plan (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. If data is transferred to third countries which do not ensure an adequate level of data protection, the data will be transferred only on the basis of additional safeguards such as standard data protection clauses adopted by the European Commission. The Participant may contact his or her local human resources representative to obtain a copy of the applicable safeguards. The Company may also share anonymised information with other third parties, but only where the information cannot realistically be identified as relating to the Participant. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, request restriction of processing, or, in certain cases, request erasure of personal data, require any necessary amendments to Data or request data to be transferred to the Participant or to another controller in a machine readable format by contacting in writing his or her local human resources representative.

(4)The Participant understands that he or she accepts this Agreement on a purely voluntary basis. If Participant does not choose to participate in the Plan, his or her employment status or service with the Employer will not be adversely affected.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN MEXICO

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 (“TransUnion”) and the above named employee who resides in Mexico, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Labor Matters and Acknowledgement. The Participant acknowledges that the award is being granted by the Company on behalf of his or her employer a subsidiary within the Company Group. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that this award does not form part of the Participant’s employment or service agreement with the Company or any of its subsidiaries and does not amend or supplement any such agreement. The Participant hereby acknowledges and agrees that his or her participation in the Plan does not create a labor relationship with any other company within the Company Group different from his or her current employer. Participation in the Plan does not entitle the Participant to future benefits or payments of a similar nature or value and does not entitle the Participant to any compensation in the event that the Participant loses his or her rights under the Plan as a result of termination of employment. Benefits or payments that the Participant may receive or be eligible for under the Plan will not be taken into consideration in determining the amount of any future benefits, payments or other entitlements that may be due to the Participant (including in cases of termination of employment).

The Participant hereby acknowledges and certifies that (i) the Participant is fully aware of and understands the terms and conditions of the Plan, the Grant Notice and the Award Agreement, (ii) the Participant completely and voluntarily agrees to such terms and conditions, (iii) the Participant has been furnished with all relevant information and materials on the Company’s operations and financial condition, (iv) the Participant has read and understood such information and materials, and (v) such information and materials are sufficient and have enabled the Participant to make an informed decision to invest in the shares offered.

Data Privacy Notice. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously consents to the collection, use, treatment, and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)The Participant understands that the Company and any subsidiary may collect, hold and treat the following personal information about the Participant: name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain, treat and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments or corrections to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the person responsible for the treatment of Data identified below. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.

(4)Address and identity of the person responsible for the treatment of Data: TransUnion, c/o Director, Corporate Systems, 555 West Adams Street, Chicago, Illinois 60661.

(5)The Participant may exercise the rights described hereinabove by submitting a request duly signed and addressed to the area of privacy personal data of the Company to the Company’s corporate headquarters, or to the following e-mail address: HRSysHelp@transunion.com. The request must be accompanied by the necessary documents to prove the identity of the Participant through official ID, as well as an e-mail address to receive notifications and decisions, or another means to receive the notifications, as well as any other documents deemed necessary. The Company will issue a decision within the twenty (20) business days from the date the request was submitted. If the request is granted, the decision will be effective within the fifteen (15) business days following the date the decision is notified. If appropriate, the Company will attach the necessary documents with the information or personal data in its possession. The abovementioned terms may be extended for an equal period under appropriate circumstances. For more information please contact the area of privacy of personal data by sending an email to HRSysHelp@transunion.com.

The Company reserves the right to amend at any time this privacy policy notice, and notify the Participant through e-mail of such amendments. All amended terms will automatically take effect 10 days after the Company provides notice of the amendments.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN PHILIPPINES

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the Philippines, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Labor Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges and agrees that this award does not form part of the Participant’s employment or service agreement with the Company or any of its subsidiaries and does not amend or supplement any such agreement. Participation in the Plan does not entitle the Participant to future benefits or payments of a similar nature or value and does not entitle the Participant to any compensation in the event that the Participant loses his or her rights under the Plan as a result of termination of employment. Benefits or payments that the Participant may receive or be eligible for under the Plan will not be taken into consideration in determining the amount of any future benefits, payments or other entitlements that may be due to the Participant (including in cases of termination of employment).

The Participant hereby acknowledges and certifies that (i) the Participant is fully aware of and understands the terms and conditions of the Plan, the Grant Notice and the Award Agreement, (ii) the Participant completely and voluntarily agrees to such terms and conditions, (iii) the Participant has been furnished with all relevant information and materials on the Company’s operations and financial condition, (iv) the Participant has read and understood such information and materials, and (v) such information and materials are sufficient and have enabled the Participant to make an informed decision to invest in the shares offered.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)The Participant understands that the Company and any subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance

Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.
Securities Notice. THE SECURITIES BEING OFFERED OR SOLD HEREIN HAVE NOT BEEN REGISTERED WITH THE PHILIPPINE SECURITIES AND EXCHANGE COMMISSION UNDER THE PHILIPPINE SECURITIES REGULATION CODE. ANY FUTURE OFFER OR SALE THEREOF IN THE PHILIPPINES IS SUBJECT TO REGISTRATION REQUIREMENTS UNDER THE PHILIPPINE SECURITIES REGULATION CODE UNLESS SUCH OFFER OR SALE QUALIFIES AS AN EXEMPT TRANSACTION.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN SOUTH AFRICA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in South Africa, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Notice of Private Offering. The information contained in the Plan, the Grant Notice and the Award Agreement is strictly private and confidential and for the attention of the addressee only. Any offer or invitation contained herein is open for acceptance by the addressee only and, as such, does not constitute an offer to the public as envisaged in Chapter 4 of the South African Companies Act, 2008.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN THE UNITED KINGDOM

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the United Kingdom, having entered into this Agreement as of the date of grant specified above (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

WARNING: The contents of this document have not been reviewed by any regulatory authority in the United Kingdom. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

Notice of Private Offering. The Award Agreement, including this Addendum, the Grant Notice, the Plan and other incidental communication materials do not constitute an offer or constitute any part of an offer to the public within the meaning of sections 85 and 102B of the Financial Services and Markets Act 2000 (as amended) (“FSMA”) or otherwise. Accordingly such documents and communications do not, and are not intended to, constitute a prospectus within the meaning of section 85 of FSMA and have not been drawn up in accordance with the Prospectus Rules or approved by or filed with the Financial Conduct Authority or any other competent authority.

Income Taxes and National Insurance Contributions.  The Participant hereby agrees to indemnify the Company and any member of the Company Group in respect of any income tax or employees' (but not employers') Class 1 National Insurance Contributions in relation to any Award under the Plan and agrees (without limitation) that Section 14(d) of the Plan shall apply in respect of the collection such taxes and the satisfaction of the obligations of the Company or any member of the Company group in respect of the same.

Eligible Persons.  Notwithstanding anything to the contrary contained in the Plan, all employees, including employees employed on part-time or temporary basis, who provide services in the United Kingdom and are employed by a Group Company domiciled in the United Kingdom shall be treated as Eligible Persons under Section 6 of the Plan.

Employment Law Policy and Acknowledgement. By accepting the award of Restricted Stock Units or Performance Share Units, the Participant acknowledges that (i) equity awards granted pursuant to the Plan, the Grant Notice and the Award Agreement and any other related benefits awards under the Plan are discretionary, (ii) the Plan, the Grant Notice and the Award Agreement are not a part of the terms and conditions of the Participant’s employment; and (iii) the income from the vesting of the Restricted Stock Units and Performance Share Units, if any, is not part of the Participant’s remuneration from employment and is not to be considered in valuing employment benefits or severance payable in the event of the Participant’s termination of employment.

Data Privacy. By accepting the award of Restricted Stock Units or Performance Share Units:

(1)The Participant hereby explicitly and unambiguously consents to the collection, use, processing and transfer, in electronic or other form, of his or her personal data as described in the Award Agreement by and among, as applicable, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(2)The Participant understands that the Company and any Subsidiary may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, e-mail address, date of birth, social security number or equivalent, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Restricted Stock Units and Performance Share Units or any other entitlement to shares awarded, canceled, vested, unvested or outstanding in the Participant’s favor and any other personal information which could identify the Participant and is necessary for the administration of the Plan (“Data”), for the purpose of implementing, administering and managing the Plan.

(3)The Participant understands that Data may be transferred to a third-party stock plan service provider, as may be selected by the Company from time to time, which may assist in the implementation, administration and management of the Plan. The Participant understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient country (e.g. the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the Company, the third-party stock plan service provider and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the shares of Common Stock received upon vesting of the Restricted Stock Units and Performance Share Units may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if he or she later seeks to revoke consent, the Participant’s employment status or service with the Participant’s employer will not be adversely affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or Performance Share Units or other equity awards to the Participant or administer or maintain such awards.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN CALIFORNIA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of California, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 5, Noncompetition. Section 5 of the Award Agreement is amended to provide that the Noncompetition Period will commence on the date of the Award Agreement and end on the date of Participant’s Termination.
Section 6, Nonsolicitation, is replaced with the following. Participant further covenants and agrees that during the period commencing with the date of this Award Agreement and ending, on (i) if termination of the Participant’s employment results from the Participant’s Retirement, the later of (A) the conclusion of any Performance Period (as set forth in the Grant Notice) and (B) the first anniversary of Participant’s Termination, or (ii) otherwise, the first anniversary of Participant’s Termination (the “Nonsolicitation Period”), Participant shall not, directly or indirectly (i) induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any such employee, (ii) use Company trade secrets to induce or attempt to induce any customer or client of the Company to (A) cease doing business with the Company or (B) acquire any Competitive Service from any person or entity other than the Company or its Affiliates or (iii) use Company trade secrets to in any way interfere with the relationship between any such customer or client and the Company.
Section 7, Geographic Scope. Section 7 of the Award Agreement is amended to replace the reference to “Noncompetition Period” with “Nonsolicitation Period”.
Section 8, Nondisparagement is replaced with the following. Except as otherwise allowed by law, including by California Government Code Section 12964.5, Participant shall not, directly or indirectly, disparage the Company and/or communicate, either in writing or orally, any statement that bears negatively on the Company’s reputation, services, products, principals, customers, policies, adherence to the law (unless otherwise required by law), shareholders, officers, directors, officials, executives, employees, agents, representatives, business or other legitimate interests of the Company.
Section 22, Governing Law. Section 22 of the Award Agreement is amended to substitute “California” for “Delaware” with respect to governing law and jurisdiction.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN OKLAHOMA

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Oklahoma, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 5, Noncompetition. Section 5 of the Award Agreement shall not apply to Participant.
Section 6, Nonsolicitation. Sections 6(iii) and 6(iv) of the Award Agreement is amended to apply only to those customers and clients of the Company with whom Participant, or persons supervised by Participant, had material business-related contact during the twelve (12) month period preceding Participant’s Termination or about which Participant had access to confidential information during the twelve (12) month period preceding Participant’s Termination.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN OREGON

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Oregon, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 5, Noncompetition. Section 5 of the Award Agreement is amended such that the Noncompetition Period shall not extend beyond eighteen (18) months following Participant’s Termination.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN WASHINGTON

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Washington, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 5, Noncompetition. Section 5 of the Award Agreement shall only apply if Participant’s annualized salary exceeds the compensation requirements of the Restrictions on Noncompetition Covenants Bill 5478 as codified in the Revised Code of Washington, Title 49. In addition, Section 5 of the Award Agreement is amended such that the Noncompetition Period shall not extend beyond eighteen (18) months following Participant’s Termination.

Section 22, Governing Law. Section 22 of the Award Agreement is amended to substitute “Washington” for “Delaware” with respect to governing law and jurisdiction.

AWARD AGREEMENT WITH RESPECT TO
RESTRICTED STOCK UNITS AND PERFORMANCE SHARE UNITS

ADDENDUM FOR PARTICIPANTS RESIDING IN WISCONSIN

TransUnion, a Delaware corporation with its principal place of business at 555 West Adams, Chicago, IL 60661 ("TransUnion") and the above named employee who resides in the State of Wisconsin, having entered into this Agreement as of the date of grant (“the Agreement”) hereby agree to and do amend the Agreement as follows. In all other respects, and except as expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Section 5, Noncompetition. Section 5 of the Award Agreement is amended to limit the noncompetition covenant to situations in which Participant is performing services that are the same as or similar in function or purpose to the services Participant performed for the Company during the twelve (12) month period preceding Participant’s Termination.
Section 6, Nonsolicitation. Section 6 of the Award Agreement is amended to delete Section 6(ii). In addition, Section 6(i) of the Award Agreement is replaced with the following: “induce or attempt to induce any employee of the Company that is in a Sensitive Position to leave the employment of the Company on behalf of or for the benefit of a Competitive Business, or knowingly assist a Competitive Business to hire such an employee away from the Company”. For purposes of Section 6(i) (as amended hereby) an employee in a “Sensitive Position” refers to an employee of the Company who is in a management, supervisory, sales, technology, research and development or similar role where the employee is provided confidential information of the Company or is involved in business dealings with the Company’s customers.